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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  JUNE 1, 2001
                Date of Report (Date of earliest event reported)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

       BERMUDA                             1-8993             94-2708455
(State or other jurisdiction of         (Commission        (I.R.S. Employer
 incorporation or organization)         file number)       Identification No.)
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               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)

                                 (603) 643-1567
              (Registrant's telephone number, including area code)

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ITEM 2.         ACQUISITION OF ASSETS

White Mountains Insurance Group, Ltd. (the "Registrant") announced on June 1,
2001 that it completed its acquisition of the U.S. property and casualty operations ("CGU") of London-based CGNU plc.

The Stock Purchase Agreement and the press release dated September 25, 2000 were previously filed as Exhibits 99 (a) and 99 (b), respectively, to the Form 8-K dated September 25, 2000. Amendment No.1 to the Stock Purchase Agreement, the
Registrant's press release dated October 19, 2000, the Convertible Preferred
Stock Term Sheet, the Berkshire Hathaway Preferred Stock and Warrants Term
Sheet, the Senior Secured Credit Facilities Commitment and the Amendment to the
Senior Secured Credit Facilities Commitment were previously filed as Exhibits
99(c), 99(d), 99(e), 99(f), 99(g) and 99(h), respectively, to the Form 8-K dated
October 19, 2000. Amendment No. 2 to the Stock Purchase Agreement, the summary of the terms and conditions of the modified Lehman financing commitment and the Registrant's press release dated February 20, 2001 were previously filed as Exhibits 99(i), 99(j) and 99(k), respectively, to the Form 8-K dated February
20, 2001. The reinsurance contracts with National Indemnity Company and General
Re Corporation (and related agreements) and the Registrant's press release dated
June 1, 2001 were previously filed as Exhibits 99(m), 99(n), 99(o), 99(p), 99(q) and 99(r), respectively, to the Form 8-K dated June 1, 2001.

The Registrant's Warrant Agreement and Subscription Agreement with Berkshire
Hathaway Inc., each dated May 30, 2001, as well as the Registrant's Subordinated
Note Due 2002 and Note Purchase Option Agreement with CGU International Holdings
Luxembourg S.A. and CGU Holdings LLC, each dated as of June 1, 2001, are attached herewith as Exhibits 99(s), 99(t), 99(u) and 99(v), respectively, and are incorporated by reference in their entirety.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (a)        Not applicable.

     (b) Pro Forma Financial Information. The pro forma financial information required by part (b) of Item 7 relating to the June 1, 2001 acquisition of CGU by the Registrant is not currently available. The Company will provide the requisite financial information, prepared in accordance with Regulation
                S-X, in an amendment to this report within 60 days of the date of this report.

     (c)        Exhibits.  The following exhibits are filed herewith:

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
     EXHIBIT NO.        DESCRIPTION
     99 (s)             Warrant Agreement among the Registrant and Berkshire Hathaway dated May 30, 2001.

     99 (t)             Subscription Agreement among Berkshire Hathaway Inc., TACK
                        Acquisition Corp. and the Registrant dated May 30, 2001.

     99 (u)             Form of Subordinated Note Due 2002 dated June 1, 2001.

     99 (v)             Note Purchase Option Agreement among CGU International Holdings
                        Luxembourg S.A., CGU Holdings LLC and the
                        Registrant dated June 1, 2001.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 WHITE MOUNTAINS INSURANCE GROUP, LTD.

Dated: June 8, 2001              By:  ______________/s/____________________
                                          J. Brian Palmer
                                          Chief Accounting Officer